UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2026

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2026, Stoke Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing updates to timelines for the completion of enrollment and Phase 3 data readout from its ongoing EMPEROR study and that the Company expects to report that it had approximately $391.7 million in cash, cash equivalents and marketable securities as of December 31, 2025, which, when combined with eligible proceeds from the Biogen collaboration, is anticipated to fund the Company’s operations into 2028.

The Company’s audited financial statements for the fiscal year ended December 31, 2025, are not yet available. Accordingly, the preliminary financial information included in the Press Release is an estimate subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit of the Company’s financial statements. The preliminary financial information may differ materially from the actual results that will be reflected in the Company’s audited financial statements when they are completed and publicly disclosed.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1924, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD.

On January 11, 2026, the Company issued the Press Release, a copy of which is furnished hereto as Exhibit 99.1

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Press Release provides an update related to the design of the Company’s Phase 3 clinical trial of zorevunersen, including the following:

Phase 3 Study of Zorevunersen

•

The Company expects to complete enrollment of 150 patients in the second quarter of 2026, with a data readout in mid-2027 that is anticipated to support the submission of a New Drug Application (an “NDA”) to the U.S. Food and Drug Administration (the “FDA”). The Company plans to initiate a rolling NDA submission in the first half of 2027.

•

The Company held a multidisciplinary meeting with the FDA to discuss the ongoing clinical development of zorevunersen, including the exploration of potential expedited regulatory pathways. No immediate changes to the zorevunersen development program were agreed to at the meeting. The FDA has requested additional information, and discussions between the Company and the FDA are ongoing regarding potential opportunities to expedite the development, registration and delivery of zorevunersen to patients.

•

The Company has approximately $391.7 million in cash, cash equivalents and marketable securities as of December 31, 2025. These funds, combined with eligible proceeds from the Biogen collaboration, are anticipated to fund operations into 2028.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 11, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to the ability of zorevunersen to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior and cognition at the indicated dosing levels or at all; the design, timing and results of the Phase 3 clinical trial; the timing and expected progress of data readouts, regulatory meetings, regulatory decisions and other presentations; and the Company’s expected cash runway. Statements including words such as “expect,” “plan,” “will,” “continue” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the Company’s ability to advance, obtain regulatory approval of, and ultimately commercialize its product candidates, including zorevunersen; the timing of data readouts and interim and final results of preclinical and clinical trials; the receipt and timing of potential regulatory decisions; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; the Company’s ability to fund development activities and achieve development goals, including expectations regarding its collaborations with Acadia Pharmaceuticals and Biogen International; the Company’s ability to protect its intellectual property; the direct or indirect impact of global business, political and macroeconomic conditions, including inflation, tariffs, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, regulatory uncertainty, instability in the global banking system and volatile market conditions, and global events, including public health crises, and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, its quarterly reports on Form 10-Q, and the other documents it files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: January 12, 2026	By:	/s/ Thomas E. Leggett
Thomas E. Leggett
Chief Financial Officer